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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                              TO SECTION 13 OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)            November 16, 2001
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                                  IMATRON INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


             0-12405                                       94-2880078
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      Commission File Number                    (I.R.S. Employer Identification
                                                              No.)


           389 Oyster Point Boulevard, South San Francisco, CA 94080
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                (Address of Principal Executive Office) Zip Code


                                 (650) 583-9964
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

In a press release dated November 16, 2001, the Registrant announced its financial results for the third fiscal quarter of 2001 and that it set the date for the Special Meeting of Shareholders for December 19, 2001 to consider and approve the Agreement and Plan of Merger with General Electric Company and Ruby Merger Corp. dated September 21, 2001 and the transactions contemplated therein.

A copy of the press release is filed as Exhibit No. 99.1 hereto and is hereby incorporated by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

   Exhibit No.        Description

        99.1          Press Release dated November 16, 2001.




                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                         IMATRON INC.


Date:  November 16, 2001                 By:  /s/ S. Lewis Meyer
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                                                  S. Lewis Meyer
                                                  Chief Executive Officer